Subsequent Events	9 Months Ended	12 Months Ended
	Oct. 31, 2021	Jan. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
15) SUBSEQUENT EVENTS
Management has evaluated events or transactions that may have occurred since October 31, 2021 that would merit recognition or disclosure in the condensed consolidated financial statements. No subsequent events were identified.

14) SUBSEQUENT EVENTS
Management has evaluated events or transactions that may have occurred since January 31, 2021 that would merit recognition or disclosure in the consolidated financial statements.
Initial Public Offering
On July 27, 2021, Core & Main completed its initial public offering of 34,883,721 shares of Class A common stock at a price to the public of $20.00 per share (the “IPO”). Core & Main received net proceeds of approximately $663.7 million, after deducting underwriting discounts and commissions. All of the net proceeds from the IPO, less $7.8 million of transactions costs directly attributable to the IPO, were utilized to purchase 34,883,721 newly issued limited partner interests of Holdings (“Partnership Interests”) for approximately $655.9 million in the aggregate. In turn, Holdings and Core & Main LP utilized the net proceeds of the IPO directly or indirectly received from Core & Main in the Refinancing Transactions (as defined below) and cash on hand to repay certain existing indebtedness.
On August 20, 2021, Core & Main issued 5,232,558 shares of Class A common stock pursuant to the full exercise of the underwriters’ option to purchase additional shares of Class A common stock in connection with the IPO Transaction at the initial public offering price of $20.00 per share before underwriting discounts and commissions (the “IPO Overallotment Option Exercise”). Core & Main received net proceeds of approximately $99.5 million after deducting underwriting discounts and commissions. All of the net proceeds were utilized to purchase 5,232,558 newly issued Partnership Interests of Holdings at a price per unit equal to the public offering price per share less underwriting discounts and commissions. In turn, Holdings and Core & Main LP utilized the net proceeds of the IPO Overallotment Option Exercise directly or indirectly received from Core & Main for general corporate purposes.
Immediately following and as a result of the IPO and Reorganization Transactions and the use of proceeds therefrom as described above:

•
the investors in the IPO Transaction collectively held 34,883,721 shares of Class A common stock and, following the closing of the issuance and sale of an additional 5,232,558 shares of Class A common stock on August 20, 2021 pursuant to the IPO Overallotment Option Exercise, collectively held 40,116,279 shares of Class A common stock;

•	the Former Limited Partners collectively held 119,950,882 shares of Class A common stock;

•
Core & Main, directly or indirectly through its wholly-owned subsidiary, held 154,834,603 Partnership Interests and, following the closing of the issuance and sale of an additional 5,232,558 shares of Class A common stock described above and the issuance of an additional 5,232,558 Partnership Interests from Holdings to Core & Main, held 160,067,161 Partnership Interests; and

•	the Continuing Limited Partners collectively held 85,853,383 Partnership Interests and 85,853,383 shares of Class B common stock.

Tax Receivable Agreements
In connection with the Reorganization Transactions and the IPO, Core & Main entered into a tax receivable agreement with the Former Limited Partners (“Former Limited Partners Tax Receivable Agreement”) and a tax receivable agreement with the Continuing Limited Partners (“Continuing Limited Partners Tax Receivable Agreement”) (collectively, the “Tax Receivable Agreements”). Under these agreements, Core & Main expects to generate tax attributes that will reduce amounts that it would otherwise pay in the future to various tax authorities.
The Former Limited Partners Tax Receivable Agreement provides for the payment by Core & Main to certain Former Limited Partners, or their permitted transferees, of 85% of the tax benefits, if any, that Core & Main actually realizes, or in some circumstances is deemed to realize, as a result of (i) certain tax attributes of the Partnership Interests Core & Main holds in respect of such Former Limited Partners’ interest in Core & Main, including such attributes which resulted from such Former Limited Partners’ prior acquisition of ownership interests in Holdings and Core & Main’s allocable share of existing tax basis acquired in connection with the IPO attributable to the Former Limited Partners and (ii) certain other tax benefits.
The Continuing Limited Partners Tax Receivable Agreement provides for the payment by Core & Main to the Continuing Limited Partners, or their permitted transferees, of 85% of the benefits, if any, that Core & Main realizes, or in some circumstances is deemed to realize, as a result of (i) increases in tax basis or other similar tax benefits as a result of exchanges of Partnership Interests for cash or shares of Class A common stock pursuant to the Exchange Agreement, dated as of July 22, 2021 (the “Exchange Agreement”), by and among Core & Main, Holdings, CD&R Waterworks Holdings and Management Feeder, (ii) Core & Main’s allocable share of existing tax basis acquired in connection with the IPO attributable to the Continuing Limited Partners and in connection with exchanges of Partnership Interests for cash or shares of Class A common stock pursuant to the Exchange Agreement and (iii) Core & Main’s utilization of certain other tax benefits related to Core & Main’s entering into the Continuing Limited Partners Tax Receivable Agreement, including tax benefits attributable to payments under the Continuing Limited Partners Tax Receivable Agreement. Core & Main expects to obtain an increase in its share of the tax basis in the net assets of Holdings as Partnership Interests are exchanged by Continuing Limited Partners. Core & Main intends to treat any exchanges of Partnership Interests as direct purchases of Partnership Interests for U.S. federal income tax purposes. These increases in tax basis may reduce the amounts that it would otherwise pay in the future to various tax authorities.
Core & Main will receive the full benefit in tax savings from relevant taxing authorities and provide payment of 85% of the amount of any tax benefits Core & Main actually realizes to the Former Limited Partners or the Continuing Limited Partners, as applicable, or their permitted transferees. Core & Main expects to benefit from the remaining 15% of any cash tax savings that it realizes. For the Tax Receivable Agreements, Core & Main will assess the tax attributes to determine if it is more likely than not that the benefit of any deferred tax assets will be realized. Following that assessment, Core & Main will recognize a liability under the applicable Tax Receivable Agreements, reflecting approximately 85% of the expected future realization of such tax benefits. Amounts payable under the Tax Receivable Agreements are contingent upon, among other things, (i) generation of sufficient future taxable income during the term of the applicable Tax Receivable Agreements and (ii) future changes in tax laws.
The actual amount and timing of any payments under the Tax Receivable Agreements will vary depending upon a number of factors, including the timing of exchanges by the holders of Partnership Interests, the amount of gain recognized by such holders of Partnership Interests, the amount and timing of the taxable income the Company generates in the future and the federal tax rates then applicable.

Reorganization Transactions and IPO Deferred Tax Liability
Prior to the Reorganization Transactions, the Blocker Companies were holding corporations for indirect investments in Holdings. The Blocker Companies had no operations but did receive distributions from Holdings associated with their tax obligations from allocations of Holdings taxable income. As such, the Blocker Companies’ financial statements reflected a deferred tax liability associated with the difference between their financial reporting investment and tax basis in Holdings. In connection with the Blocker Mergers, Core & Main assumed the balance sheets of the Blocker Companies. The assumed deferred tax liability was adjusted to reflect the IPO, the IPO Overallotment Exercise and subsequent book-tax
differences.
Debt Transactions
On July 27, 2021, Core & Main LP: (i) amended the terms of the Term Loan in order to, among other things, enter into a new $1,500.0 million seven-year senior term loan (the “Senior Term Loan Facility”) and (ii) amended the terms of the credit agreement governing the senior asset-based revolving credit facility in order to, among other things, increase the aggregate amount of commitments by $150.0 million to $850.0 million overall and extend the maturity date from July 2024 to July 2026 (as amended, the “ABL Credit Facility”). Core & Main LP and Holdings utilized the net proceeds from the IPO, together with the net proceeds from borrowings under the Senior Term Loan Facility and cash on hand, to redeem (i) all $300.0 million aggregate principal amount of the 2024 Notes then outstanding at a redemption price equal to 102.000% of the aggregate principal amount thereof and (ii) all $750.0 million aggregate principal amount of the 2025 Notes then outstanding at a redemption price equal to 101.531% of the aggregate principal amount thereof, plus, in each case, accrued and unpaid interest, by satisfying and discharging the indenture governing the 2025 Notes at the closing of the IPO and redeeming the 2025 Notes on August 15, 2021. Additionally, Core & Main LP repaid $1,257.8 million outstanding under the Term Loan, plus accrued and unpaid interest, and settled the interest rate swap associated with the Term Loan (collectively, the “Refinancing Transactions”).
Interest Rate Swaps
On July 27, 2021, Core & Main LP repaid the approximately $1,257.8 million outstanding under the Term Loan and settled the interest rate swap. As of July 27, 2021, the remaining interest rate swap liability of $5.2 million was repaid as part of this settlement, and the associated accumulated other comprehensive loss was reclassified to the loss on debt modification and extinguishment as the interest rate swap interest payments will no longer occur.
On July 27, 2021, Core & Main LP entered into an instrument in which it makes payments to a third-party based upon a fixed interest rate of 0.74% and receives payments based upon the one-month
LIBOR rate, based on notional amounts associated with borrowings under the Senior Term Loan Facility. The measurement period of the interest rate swap commenced on July 27, 2021 with a notional amount of $1,000.0 million. The notional amount decreases to $900.0 million on July 27, 2023, $800.0 million on July 27, 2024, and $700.0 million on July 27, 2025 through the instrument maturity on July 27, 2026. This instrument is intended to reduce the Company’s exposure to variable interest rates under the Senior Term Loan Facility.
Acquisitions
On August 9, 2021, the Company completed the acquisition of all of the outstanding shares of Pacific Pipe Company, Inc. in a transaction valued up to $102.5 million (the “Pacific Pipe Acquisition”), subject to working capital adjustments. The following represents the preliminary allocation of the transaction price to the fair value of identifiable assets acquired and liabilities assumed in the Pacific

Pipe Acquisition. The amounts below are preliminary, as the Company is still in the process of completing the valuation of certain tangible and intangible assets acquired as part of the Pacific Pipe Acquisition.

Pacific Pipe Acquisition
Cash	$1.7
Accounts receivable	8.9
Inventories	16.9
Intangible assets	46.7
Goodwill	43.0
Operating lease right-of-use assets	16.9
Other assets, current and non-current	6.1

Total assets acquired	140.2

Accounts payable	6.0
Deferred tax liability	11.7
Operating lease liabilities	16.9
Other liabilities, current and non-current	0.1

Net assets acquired	$105.5

The following reconciles the total consideration to net assets acquired:

Pacific Pipe Acquisition
Total consideration, net of cash	$103.8
Plus: Cash acquired in acquisition	1.7

Total net assets acquired	$105.5

On August 30, 2021, the Company completed the acquisition of certain assets and assumption of certain liabilities of L&M Bag & Supply Co., Inc. in a transaction valued up to $60.0 million (the “L&M Acquisition”), subject to working capital adjustments The following represents the preliminary allocation of the transaction price to the fair value of identifiable assets acquired and liabilities assumed in the L&M Acquisition. The amounts below are preliminary, as the Company is still in the process of completing the valuation of certain tangible and intangible assets acquired as part of the L&M Acquisition.

L&M Acquisition
Accounts receivable	$7.1
Inventories	16.2
Intangible assets	19.0
Goodwill	17.8
Operating lease right-of-use assets	2.4
Other assets, current and non-current	4.3

Total assets acquired	66.8

Accounts payable	2.0
Operating lease liabilities	2.4

Net assets acquired	$62.4

The following reconciles the total consideration to net assets acquired:

L&M Acquisition
Total consideration, net of cash	$62.4
Plus: Cash acquired in acquisition	—

Total net assets acquired	$62.4